AMENDMENT TO FIRST AMENDED
                          AND RESTATED PROMISSORY NOTE


      THIS AGREEMENT is made as of the 5th day of November, 1999, by and between SILVER CLUB, a Nevada corporation (the "Borrower"), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Lender").


                              W I T N E S S E T H:

      WHEREAS, Borrower executed and delivered its First Amended And Restated Promissory Note to Wells Fargo Bank, National Association (as the successor by merger to First Interstate Bank of Nevada, N.A.) ("Wells Fargo Bank"), dated as of April 16, 1999, in the original principal amount of $8,678,413.99, as amended by that certain First Amendment to First Amended And Restated Promissory Note dated October 26, 1999 (the "Note"), which Note is secured by a Deed of Trust and Security Agreement With Assignment of Rents dated December 27, 1988, and recorded December 30, 1988, in Book 2848, Page 247, as Document No. 1296502, Official Records of Washoe County, Nevada, encumbering certain real property described therein, which Deed of Trust was amended by First Amendment to Deed of Trust And Security Agreement with Assignment of Rents dated April 16, 1999, recorded on April 21, 1999, in the Office of the County Recorder, Washoe County, Nevada, as Document No. 2330943 (the "Deed of Trust");

      WHEREAS, Lender has acquired all of Wells Fargo Bank's right, title and interest in and to the Note and the loan evidenced thereby;

      WHEREAS, there is presently due on account of the Note the principal sum of $8,526,030.98 with interest paid to September 16, 1999; and

      WHEREAS, Borrower and Lender desire to amend the terms of the Note as hereinafter set forth.

      NOW, THEREFORE, for valuable consideration, Borrower and Lender agree as follows:

      1. Any capitalized words or terms used but not otherwise defined herein shall have the meanings given to such words or terms in the Note. All references to "Lender" in the Note (except as provided in paragraph 6b below) shall be deemed to refer to International Game Technology, a Nevada corporation.

      2. Commencing on the date hereof (the "Interest Rate Adjustment Date"), the rate of interest charged under the Note shall be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus one percent (1.00%) per annum. On the date which is twenty-four (24) months following the Interest Rate Adjustment Date, the rate of interest charged under the Note shall be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus two percent (2.00%) per annum. All references in the Note to the Note Rate shall mean the interest rate then in effect computed in accordance with the preceding two (2) sentences.

      3. The monthly payments of principal and interest under the Note are hereby amended to the amount of Eighty-One Thousand Six Hundred Eighty-Three Dollars ($81,683.00) commencing with the payment due on December 1, 1999, and continuing on the same day of each month thereafter until the Maturity Date. Such payments shall be applied first to accrued interest and then to principal.

      4. In addition to the monthly payments set forth in Paragraph 3 above, on the date which is two years after the date of this Agreement (the "Additional Payment Date") Borrower shall pay to Lender an amount equal to excess, if any of
(i) Two Million Dollars ($2,000,000) over (ii) the amount, as of the Additional Payment Date, of outstanding principal and interest under the sum of (x) that promissory note dated September 30, 1993 in the original principal sum of $2,560,981.05 executed by CMS International, a Nevada corporation ("CMS"), in favor of Lender and (y) the amount, as of the Additional Payment Date, of the outstanding principal and interest under that promissory note dated July 1, 1994 in the original principal sum of $775,688.00 executed by CMS in favor of Lender (the "Additional Payment"). Notwithstanding the foregoing, in the event an initial public offering (the "IPO") with respect to the stock of Borrower or a new entity that will own 100% of Borrower is consummated within two years after the date of this Agreement, the Additional Payment Date shall be extended until the date which is thirty (30) months after the date of this Agreement. For purposes hereof, the IPO shall be deemed to have been consummated when Borrower has received an initial firm commitment for an underwritten public offering registration under the Securities Act of 1933, as amended, generating proceeds to Borrower in an amount not less than $4,000,000.00 and has received all necessary approvals from the Nevada Gaming Commission for such IPO. The Additional Payment shall be applied by Lender as follows: (a) first to that certain CMS Substituted Note dated September 30, 1993, in the original principal amount of $2,560,981.05 made by CMS in favor of Lender, (b) then to that certain CMS Secured Promissory Note (Tax Note) dated July 1, 1994, in the original principal amount of $775,688.00 made by CMS in favor of Lender, and (c) then to the Note.

      5. The Maturity Date of the Note is hereby extended to December 31, 2008, upon which date any balance of principal and accrued and unpaid interest shall be paid in full.

      6. Definitions. For the purposes hereof, the following words and terms shall have the following meanings:

            a. The definition of Executive Group in Paragraph 1 of the Note is amended and restated in its entirety to mean a collective reference to Harold Holder, Sr., E. Patrick Crofts and Brett Seabert, or their successors.

            b. The definition of Prime Rate in Paragraph 1 of the Note is amended to provide that each reference therein to "Lender" shall be deemed to refer to Wells Fargo Bank, National Association.

            c. All references in the Note to Deed of Trust shall mean the Deed of Trust as amended by that Modification to Deed of Trust and Security Agreement with Assignment of Rents dated as of the date of this Agreement.

      7. Paragraph 3 of the Note entitled Guaranty is deleted in its entirety.

      8. Paragraph 5 (b)(iii) of the Note is hereby amended to provide as follows:

            "(iii) as of the end of each Fiscal Year, commencing with the Fiscal Year ending September 30, 2000, the Tangible Net Worth of the Consolidation Group shall be at least Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      9. Paragraph 5(b)(v)(i) of the Note is hereby amended to provide as follows:

            "(i) incur any Indebtedness other than liabilities incurred in the ordinary course of business, purchase money obligations incurred for the purpose of acquiring equipment in the ordinary course of business (the "Acquired Equipment"), and obligations incurred in connection with the construction of an RV Park in Hawthorne, Nevada, and/or the expansion of the Silver Club Hotel & Casino; provided, however, the lien of the Deed of Trust retains the same priority as on the date hereof;"

      10. Paragraph 5 (b)(vii) of the Note is hereby amended to provide as follows:

            "(vii) during any time that an Event of Default has occurred and is continuing, the aggregate compensation paid to the Executive Group by the members of the Consolidation Group shall be limited to $35,416.67 per month ($425,000.00 annualized) excluding health insurance, life insurance and other benefits then existing;"

      11. Paragraph 5 (b) (viii) of the Note is hereby amended to provide as follows:

            "(viii) no compensation (whether pursuant to wages, bonuses, draws, salary, or other forms of compensation or advances on any of the foregoing) shall be paid to The Holder Group, LLC, a Nevada limited liability company, or to Harold D. Holder, Sr., by any member of the Consolidation Group at any time when the Tangible Net Worth for the Consolidation Group is less than Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      12. Paragraph 5(b) of the Note is hereby amended by adding thereto the following additional financial covenant:

            "(ix) no members of the Consolidation Group shall make any loan to officers, directors, stockholders or affiliates of Borrower, including affiliates of The Holder Group, LLC, a Nevada limited liability company, without the prior written consent of Lender. The foregoing shall not restrict inter-company loans by and between Summit Casinos-Nevada, Inc., a Nevada corporation ("Summit"), and its subsidiaries."

      13. Paragraph 6(a) of the Note is hereby amended to provide as follows:

            "(a) Any representation or warranty made by Borrower in this Note shall prove to be false or incorrect in any material respect as of the date hereof, or shall hereafter become false or incorrect in any material respect, or if Borrower shall breach any financial covenant set forth in Paragraph 5(b) hereof (each a "breach"), and Borrower shall fail to provide to Lender a written plan for correcting such breach within thirty (30) days following notice from Lender of such breach, which plan shall provide that such breach shall be cured within ninety (90) days thereafter or Borrower fails to complete cure of such breach within ninety (90) days following Lender's notice. Such plan could provide for an equity infusion and/or debt reduction to cure a breach of the financial covenant set forth in Paragraph 5(b)(i) and/or 5(b)(iii), or could provide for a debt reduction in an amount sufficient to reduce projected interest expense over the succeeding twelve (12) month period to cure a breach of the financial covenant set forth in Paragraph 5(b)(ii)."

      14. Paragraph 7 of the Note is amended and restated in its entirety as follows:

            "7. Upon the occurrence of an Event of Default, the total of the unpaid balance of principal and the then accrued unpaid interest shall collectively commence accruing interest at the rate equal to the Prime Rate plus three percent (3%), adjusted daily, until such Event of Default is cured, at which time the interest rate under this Note shall revert to the then applicable Note Rate."

      15. Paragraph 10 of the Note is hereby deleted in its entirety.

      16. The notice addresses set forth in paragraph 13(d) of the Note are hereby amended to the following:

            If to Borrower:         Silver Club
                                    P.O. Box 10750
                                    Reno, Nevada 89510
                                    Attn: Brett Seabert
                                    Facsimile No. (775) 355-6622

            If to Lender:           International Game Technology
                                    P.O. Box 10580
                                    Reno, Nevada 89510-0580
                                    Attn: Maureen Mullarkey
                                          Chief Financial Officer/
                                          Vice President Finance

      17. The Note is hereby amended by adding the following additional provision thereto:

            "13(m) Lender shall permit Summit to be "collapsed" (by means of a merger, dissolution or similar reorganization) into CMS, with Summit to be dissolved, and with any and all obligations, restrictions and covenants relating to Summit set forth herein shall thereafter relate to CMS."

      18. Upon the execution of this Agreement, that certain Agreement dated April 16, 1999, between Lender and Borrower relating to the Note (a copy of which is attached hereto as Exhibit "A-1"), shall be deemed terminated and of no further force or effect.

      19. To induce IGT to enter into this Agreement, Borrower makes the following representations and warranties which shall be deemed to be continuing representations and warranties until payment in full of all amounts due and owing to IGT under the obligations described herein:

            a. Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite power, authority and legal right to execute and deliver this Agreement and any other document, agreement or certificate to which it is a party, or to which it is bound in connection herewith. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and of any other document to which Borrower is a party or by which Borrower is bound in connection herewith.

            b. Neither this Agreement, nor any document to which Borrower is a party (or by which Borrower is bound) in connection herewith is prevented by, limited by, conflicts in any material respect with, or will result in a material breach of, violation of, or a material default (with due notice or lapse of time, or both) under, or the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's property or assets by virtue of the terms, conditions or provisions of: (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which Borrower is a party or by which Borrower is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which Borrower is subject.

            c.  This  Agreement  will  constitute   legal,   valid  and  binding
obligations of Borrower enforceable against Borrower in accordance with its terms.

            d. All timely consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any governmental authority (or judicial proceeding), which may be required in connection with the valid execution and delivery of this Agreement and the performance of any of the obligations hereunder have been obtained or accomplished, or will be obtained or accomplished as and when due, or are in full force and effect.

      20. Except as herein amended, the Note remains in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    SILVER CLUB, a Nevada corporation,



                                    By:   /s/   Harold Holder, Sr.

                                          Its:  Chief Executive Officer

                                                      "Borrower"



                                    INTERNATIONAL GAME TECHNOLOGY,
                                    a Nevada corporation,


                                    By:   /s/   G. Thomas Baker

                                          Its:  President
                                                and Chief Operating Officer

                                                      "Lender"

                          AMENDMENT TO FIRST AMENDED
                     AND RESTATED SECURED PROMISSORY NOTE
                                  (Refinance)


      THIS AGREEMENT is made as of the 5th day of November, 1999, by and between CMS-EL CAPITAN, a Nevada corporation (the "Borrower"), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Lender").

                             W I T N E S S E T H:

      WHEREAS, Borrower executed and delivered its First Amended And Restated Secured Promissory Note (Refinance) to Wells Fargo Bank, National Association (as the successor by merger to First Interstate Bank of Nevada, N.A.) ("Wells Fargo Bank"), dated as of April 16, 1999, in the original principal amount of $2,909,051.82, as amended by that certain First Amendment to First Amended And Restated Secured Promissory Note (Refinance) dated October 26, 1999 (the "Note"), which Note is secured by a Deed of Trust and Security Agreement With Assignment of Rents dated May 3, 1996, and recorded May 7, 1996, in Book 165, Page 86, as Document No. 113112, Official Records of Mineral County, Nevada, encumbering certain real property described therein, which Deed of Trust was amended by First Amendment to Deed of Trust And Security Agreement with Assignment of Rents dated April 16, 1999, recorded on April 21, 1999, in the Office of the County Recorder, Mineral County, Nevada, as Document No. 121273 (the "Deed of Trust");

      WHEREAS, Lender has acquired all of Wells Fargo Bank's right, title and interest in and to the Note and the loan evidenced thereby;

      WHEREAS, there is presently due on account of the Note the principal sum of $2,857,506.32 with interest paid to September 16, 1999; and

      WHEREAS, Borrower and Lender desire to amend the terms of the Note as hereinafter set forth.

      NOW, THEREFORE, for valuable consideration, Borrower and Lender agree as follows:

      1. Any capitalized words or terms used but not otherwise defined herein shall have the meanings given to such words or terms in the Note. All references to "Lender" in the Note (except as provided in paragraph 5b below) shall be deemed to refer to International Game Technology, a Nevada corporation.

      2. Commencing on the date hereof (the "Interest Rate Adjustment Date"), the rate of interest charged under the Note shall be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus one percent (1.00%) per annum. On the date which is twenty-four (24) months following the Interest Rate Adjustment Date, the rate of interest charged under the Note shall be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus two percent (2.00%) per annum. All references in the Note to the Note Rate shall mean the interest rate then in effect computed in accordance with the preceding two (2) sentences.

      3. The monthly payments of principal and interest under the Note are hereby amended to the amount of Thirty-Six Thousand Dollars ($36,000.00) commencing with the payment due on December 1, 1999, and continuing on the same day of each month thereafter until the Maturity Date. Such payments shall be applied first to accrued interest and then to principal.

      4. The Maturity Date of the Note is hereby extended to December 31, 2008, upon which date any balance of principal and accrued and unpaid interest shall be paid in full.

      5.    Definitions.   For  the  purposes  hereof,  the
following   words  and  terms  shall  have  the   following
meanings:

            a. The definition of Executive Group in Paragraph 1 of the Note is amended and restated in its entirety to mean a collective reference to Harold Holder, Sr., E. Patrick Crofts and Brett Seabert, or their successors.

            b. The definition of Prime Rate in Paragraph 1 of the Note is amended to provide that each reference therein to "Lender" shall be deemed to refer to Wells Fargo Bank, National Association.

            c. All references in the Note to Deed of Trust shall mean the Deed of Trust as amended by that Modification to Deed of Trust and Security Agreement with Assignment of Rents dated as of the date of this Agreement.

      6. Paragraph 3 of the Note entitled Guaranty is deleted in its entirety.

      7. Paragraph 5 (b)(iii) of the Note is hereby amended to provide as follows:

            "(iii) as of the end of each Fiscal Year, commencing with the Fiscal Year ending September 30, 2000, the Tangible Net Worth of the Consolidation Group shall be at least Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      8. Paragraph 5(b)(v)(i) of the Note is hereby amended to provide as follows:

            "(i) incur any Indebtedness other than liabilities incurred in the ordinary course of business, purchase money obligations incurred for the purpose of acquiring equipment in the ordinary course of business (the "Acquired Equipment"), and obligations incurred in connection with the construction of an RV Park in Hawthorne, Nevada, and/or the expansion of the Silver Club Hotel & Casino; provided, however, the lien of the Deed of Trust retains the same priority as on the date hereof."

      9. Paragraph 5 (b)(vii) of the Note is hereby amended to provide as follows:

            "(vii) during any time that an Event of Default has occurred and is continuing, the aggregate compensation paid to the Executive Group by the members of the Consolidation Group shall be limited to $35,416.67 per month ($425,000.00 annualized) excluding health insurance, life insurance and other benefits then existing;"

      10. Paragraph 5 (b) (viii) of the Note is hereby amended to provide as follows:

            "(viii) no compensation (whether pursuant to wages, bonuses, draws, salary, or other forms of compensation or advances on any of the foregoing) shall be paid to The Holder Group, LLC, a Nevada limited liability company, or to Harold D. Holder, Sr., by any member of the Consolidation Group at any time when the Tangible Net Worth for the Consolidation Group is less than Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      11. Paragraph 5(b) of the Note is hereby amended by adding thereto the following additional financial covenant:

            "(ix) no members of the Consolidation Group shall make any loan to officers, directors, stockholders or affiliates of Borrower, including affiliates of The Holder Group, LLC, a Nevada limited liability company, without the prior written consent of Lender. The foregoing shall not restrict inter-company loans by and between Summit Casinos-Nevada, Inc., a Nevada corporation ("Summit"), and its subsidiaries."

      12. Paragraph 6(a) of the Note is hereby amended to provide as follows:

            "(a) Any representation or warranty made by Borrower in this Note shall prove to be false or incorrect in any material respect as of the date hereof, or shall hereafter become false or incorrect in any material respect, or if Borrower shall breach any financial covenant set forth in Paragraph 5(b) hereof (each a "breach"), and Borrower shall fail to provide to Lender a written plan for correcting such breach within thirty (30) days following notice from Lender of such breach, which plan shall provide that such breach shall be cured within ninety (90) days thereafter or Borrower fails to complete cure of such breach within ninety (90) days following Lender's notice. Such plan could provide for an equity infusion and/or debt reduction to cure a breach of the financial covenant set forth in Paragraph 5(b)(i) and/or 5(b)(iii), or could provide for a debt reduction in an amount sufficient to reduce projected interest expense over the succeeding twelve (12) month period to cure a breach of the financial covenant set forth in Paragraph 5(b)(ii)."

      13. Paragraph 6 of the Note is hereby amended to include the following additional "Events of Default":

            "(i) Any default by Silver Club, a Nevada corporation ("Silver Club"), to make the Additional Payment (as defined in that certain First Amended And Restated Promissory Note dated April 16, 1999, as amended from time to time, made by Silver Club in favor of Wells Fargo Bank) when due.

            (j) Any default by CMS International, a Nevada corporation ("CMS"), to make the payment due at maturity under that certain CMS Substituted Note dated September 30, 1993, in the original principal amount of $2,560,981.05 made by CMS in favor of Lender.

            (k) Any default by CMS to make the payment due at maturity under that certain CMS Secured Promissory Note (Tax Note) dated July 1, 1994, in the original principal amount of $775,688.00 made by CMS in favor of Lender."

      14. Paragraph 7 of the Note is amended and restated in its entirety as follows:

            "7. Upon the occurrence of an Event of Default, the total of the unpaid balance of principal and the then accrued unpaid interest shall collectively commence accruing interest at the rate equal to the Prime Rate plus three percent (3%), adjusted daily, until such Event of Default is cured, at which time the interest rate under this Note shall revert to the then applicable Note Rate."

      15. Paragraph 10 of the Note is hereby deleted in its entirety.

      16. The notice addresses set forth in paragraph 13(d) of the Note are hereby amended to the following:

            If to Borrower:         Silver Club
                                    P.O. Box 10750
                                    Reno, Nevada 89510
                                    Attn: Brett Seabert
                                    Facsimile No.(775)355-6622

            If to Lender:           International Game Technology
                                    P.O. Box 10580
                                    Reno, Nevada 89510-0580
                                    Attn: Maureen Mullarkey
                                          Chief Financial Officer/
                                          Vice President Finance

      17. The Note is hereby amended by adding the following additional provision thereto:

            "13(m) Lender shall permit Summit to be "collapsed" (by means of a merger, dissolution or similar reorganization) into CMS, with Summit to be dissolved, and with any and all obligations, restrictions and covenants relating to Summit set forth herein shall thereafter relate to CMS."

      18. Upon the execution of this Agreement, that certain Agreement dated April 16, 1999, between Lender and Borrower relating to the Note (a copy of which is attached hereto as Exhibit "A-1") shall be deemed terminated and of no further force or effect.

      19. To induce IGT to enter into this Agreement, Borrower makes the following representations and warranties which shall be deemed to be continuing representations and warranties until payment in full of all amounts due and owing to IGT under the obligations described herein:

            a. Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite power, authority and legal right to execute and deliver this Agreement and any other document, agreement or certificate to which it is a party, or to which it is bound in connection herewith. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and of any other document to which Borrower is a party or by which Borrower is bound in connection herewith.

            b. Neither this Agreement, nor any document to which Borrower is a party (or by which Borrower is bound) in connection herewith is prevented by, limited by, conflicts in any material respect with, or will result in a material breach of, violation of, or a material default (with due notice or lapse of time, or both) under, or the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's property or assets by virtue of the terms, conditions or provisions of: (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which Borrower is a party or by which Borrower is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which Borrower is subject.

            c.  This  Agreement  will  constitute   legal,   valid  and  binding
obligations of Borrower enforceable against Borrower in accordance with its terms.

            d. All timely consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any governmental authority (or judicial proceeding), which may be required in connection with the valid execution and delivery of this Agreement and the performance of any of the obligations hereunder have been obtained or accomplished, or will be obtained or accomplished as and when due, or are in full force and effect.

      20. Except as herein amended, the Note remains in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    CMS-EL CAPITAN, a Nevada corporation,


                                    By:   /s/  Harold Holder, Sr.

                                          Its: Chief Executive Officer

                                                  "Borrower"



                                    INTERNATIONAL GAME TECHNOLOGY,
                                    a Nevada corporation,


                                    By:   /s/  G.Thomas Baker

                                          Its: President
                                               and Chief Operating Officer

                                                   "Lender"

                         AMENDMENT TO FIRST AMENDED AND
                RESTATED UNSECURED PROMISSORY NOTE (REFINANCE)


      THIS AGREEMENT is made as of the 5th day of November, 1999, by and between CMS-EL CAPITAN, a Nevada corporation (the "Borrower"), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Lender").


                              W I T N E S S E T H:

      WHEREAS, Borrower executed and delivered its First Amended And Restated Unsecured Promissory Note (Refinance) to Wells Fargo Bank, National Association (as the successor by merger to First Interstate Bank of Nevada, N.A.) ("Wells Fargo Bank"), dated as of April 16, 1999, in the original principal amount of $2,909,051.82, as amended by that certain First Amendment to First Amended And Restated Unsecured Promissory Note (Refinance) dated October 26, 1999 (collectively, the "Note");

      WHEREAS, Lender has acquired all of Wells Fargo Bank's right, title and interest in and to the Note and the loan evidenced thereby;

      WHEREAS, there is presently due on account of the Note the principal sum of $2,857,506.32 with interest paid to September 16, 1999; and

      WHEREAS, Borrower and Lender desire to amend the terms of the Note as hereinafter set forth.

      NOW, THEREFORE, for valuable consideration, Borrower and Lender agree as follows:

      1. Any capitalized words or terms used but not otherwise defined herein shall have the meanings given to such words or terms in the Note. All references to "Lender" in the Note (except as provided in paragraph 5b below) shall be deemed to refer to International Game Technology, a Nevada corporation.

      2. Commencing on the date hereof (the "Interest Rate Adjustment Date"), the rate of interest charged under the Note shall be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus one percent (1.00%) per annum. On the date which is twenty-four (24) months following the Interest Rate Adjustment Date, the rate of interest charged under the Note be adjusted to a floating rate equal to the Prime Rate, as the same shall fluctuate from time to time, plus two percent (2.00%) per annum. All references in the Note to the Note Rate shall mean the interest rate then in effect computed in accordance with the preceding two (2) sentences.

      3. The monthly payments of principal and interest under the Note are hereby amended to the amount of Thirty-Six Thousand Dollars ($36,000.00) commencing with the payment due on December 1, 1999, and continuing on the same day of each month thereafter until the Maturity Date. Such payments shall be applied first to accrued interest and then to principal.

      4. The Maturity Date of the Note is hereby extended to December 31, 2008, upon which date any balance of principal and accrued and unpaid interest shall be paid in full.

      5. Definitions. For the purposes hereof, the following words and terms shall have the following meanings:

            a. The definition of Executive Group in Paragraph 1 of the Note is amended and restated in its entirety to mean a collective reference to Harold Holder, Sr., E. Patrick Crofts and Brett Seabert, or their successors.

            b. The definition of Prime Rate in Paragraph 1 of the Note is amended to provide that each reference therein to "Lender" shall be deemed to refer to Wells Fargo Bank, National Association.

            c. Paragraph 1 of the Note is amended to add the following definition: "Deed of Trust" means that Deed of Trust and Security Agreement With Assignment of Leases and Rents executed by Borrower, as debtor and trustor, of even date herewith, for the benefit of Lender encumbering certain real property and improvements located in Mineral County, Nevada ( the "Deed of Trust").

            d. The term "Loan Documents" shall be deemed to include the Deed of Trust.

      6. Paragraph 2 of the Note entitled Guaranty is deleted in its entirety.

      7. Paragraph 4 (b)(iii) of the Note is hereby amended to provide as follows:

            "(iii) as of the end of each Fiscal Year, commencing with the Fiscal Year ending September 30, 2000, the Tangible Net Worth of the Consolidation Group shall be at least Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      8. Paragraph 4(b)(v)(i) of the Note is hereby amended to provide as follows:

            "(i) incur any Indebtedness other than liabilities incurred in the ordinary course of business, purchase money obligations incurred for the purpose of acquiring equipment in the ordinary course of business (the "Acquired Equipment"), and obligations incurred in connection with the construction of an RV Park in Hawthorne, Nevada, and/or the expansion of the Silver Club Hotel & Casino; provided, however, the lien of the Deed of Trust retains the same priority as on the date hereof."

      9. Paragraph 4 (b)(vii) of the Note is hereby amended to provide as follows:

            "(vii) during any time that an Event of Default has occurred and is continuing, the aggregate compensation paid to the Executive Group by the members of the Consolidation Group shall be limited to $35,416.67 per month ($425,000.00 annualized) excluding health insurance, life insurance and other benefits then existing;"

      10. Paragraph 4 (b) (viii) of the Note is hereby amended to provide as follows:

            "(viii) no compensation (whether pursuant to wages, bonuses, draws, salary, or other forms of compensation or advances on any of the foregoing) shall be paid to The Holder Group, LLC, a Nevada limited liability company, or to Harold D. Holder, Sr., by any member of the Consolidation Group at any time when the Tangible Net Worth for the Consolidation Group is less than Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00);"

      11. Paragraph 4(b) of the Note is hereby amended by adding thereto the following additional financial covenant:

            "(ix) no members of the Consolidation Group shall make any loan to officers, directors, stockholders or affiliates of Borrower, including affiliates of The Holder Group, LLC, a Nevada limited liability company, without the prior written consent of Lender. The foregoing shall not restrict inter-company loans by and between Summit Casinos-Nevada, Inc., a Nevada corporation ("Summit"), and its subsidiaries."

      12. Paragraph 5(a) of the Note is hereby amended to provide as follows:

            "(a) Any representation or warranty made by Borrower in this Note shall prove to be false or incorrect in any material respect as of the date hereof, or shall hereafter become false or incorrect in any material respect, or if Borrower shall breach any financial covenant set forth in Paragraph 5(b) hereof (each a "breach"), and Borrower shall fail to provide to Lender a written plan for correcting such breach within thirty (30) days following notice from Lender of such breach, which plan shall provide that such breach shall be cured within ninety (90) days thereafter or Borrower fails to complete cure of such breach within ninety (90) days following Lender's notice. Such plan could provide for an equity infusion and/or debt reduction to cure a breach of the financial covenant set forth in Paragraph 4(b)(i) and/or 4(b)(iii), or could provide for a debt reduction in an amount sufficient to reduce projected interest expense over the succeeding twelve (12) month period to cure a breach of the financial covenant set forth in Paragraph 4(b)(ii)."

      13. Paragraph 5 of the Note is hereby amended to include the following additional "Events of Default":

            "(i) Any default by Silver Club, a Nevada corporation ("Silver Club"), to make the Additional Payment (as defined in that certain First Amended And Restated Promissory Note dated April 16, 1999, as amended from time to time, made by Silver Club in favor of Wells Fargo Bank) when due.

            (j) Any default by CMS International, a Nevada corporation ("CMS"), to make the payment due at maturity under that certain CMS Substituted Note dated September 30, 1993, in the original principal amount of $2,560,981.05 made by CMS in favor of Lender.

            (k) Any default by CMS to make the payment due at maturity under that certain CMS Secured Promissory Note (Tax Note) dated July 1, 1994, in the original principal amount of $775,688.00 made by CMS in favor of Lender."

      14. Paragraph 6 of the Note is amended and restated in its entirety as follows:

            "6. Upon the occurrence of an Event of Default, the total of the unpaid balance of principal and the then accrued unpaid interest shall collectively commence accruing interest at the rate equal to the daily Prime Rate plus three percent (3%), adjusted daily, until such Event of Default is cured, at which time the interest rate under this Note shall revert to the then applicable Note Rate."

      15. Paragraph 9 of the Note is hereby deleted in its entirety.

      16. The notice addresses set forth in paragraph 12(d) of the Note are hereby amended to the following:

            If to Borrower:         Silver Club
                                    P.O. Box 10750
                                    Reno, Nevada 89510
                                    Attn: Brett Seabert
                                    Facsimile No. (775) 355-6622

            If to Lender:           International Game Technology
                                    P.O. Box 10580
                                    Reno, Nevada 89510-0580
                                    Attn: Maureen Mullarkey
                                          Chief Financial Officer/
                                          Vice President Finance

      17. The Note is hereby amended by adding the following additional provision thereto:

            "12(m) Lender shall permit Summit to be "collapsed" (by means of a merger, dissolution or similar reorganization) into CMS, with Summit to be dissolved, and with any and all obligations, restrictions and covenants relating to Summit set forth herein shall thereafter relate to CMS."


      18. Upon the execution of this Agreement, that certain Agreement dated April 16, 1999, between Lender and Borrower relating to the Note (a copy of which is attached hereto as Exhibit "A-1"), shall be deemed terminated and of no further force or effect.

      19. Borrower's obligations under this Note are secured by the Deed of Trust.

      20. To induce IGT to enter into this Agreement, Borrower makes the following representations and warranties which shall be deemed to be continuing representations and warranties until payment in full of all amounts due and owing to IGT under the obligations described herein:

            a. Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite power, authority and legal right to execute and deliver this Agreement and any other document, agreement or certificate to which it is a party, or to which it is bound in connection herewith. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and of any other document to which Borrower is a party or by which Borrower is bound in connection herewith.

            b. Neither this Agreement, nor any document to which Borrower is a party (or by which Borrower is bound) in connection herewith is prevented by, limited by, conflicts in any material respect with, or will result in a material breach of, violation of, or a material default (with due notice or lapse of time, or both) under, or the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's property or assets by virtue of the terms, conditions or provisions of: (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which Borrower is a party or by which Borrower is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which Borrower is subject.

            c.  This  Agreement  will  constitute   legal,   valid  and  binding
obligations of Borrower enforceable against Borrower in accordance with its terms.

            d. All timely consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any governmental authority (or judicial proceeding), which may be required in connection with the valid execution and delivery of this Agreement and the performance of any of the obligations hereunder have been obtained or accomplished, or will be obtained or accomplished as and when due, or are in full force and effect.

      21. Except as herein amended, the Note remains in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    CMS-EL CAPITAN, a Nevada corporation,


                                    By:   /s/   Harold Holder, Sr.

                                          Its:  Chief Executive Officer

                                                     "Borrower"



                                    INTERNATIONAL GAME TECHNOLOGY,
                                    a Nevada corporation,


                                    By:   /s/   G. Thomas Baker
                                          Its:  President
                                                and Chief Operating Officer

                                                      "Lender"